UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 8, 2009

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Powell Place, Brentwood, Tennessee		37027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(615) 440-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 8, 2009, the Company issued a press release reporting sales for the third quarter ended September 26, 2009. Additonally, the Company provided an estimate of the Company's results of operations expected for the third quarter ended September 26, 2009 and full year ending December 26, 2009.

A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securites Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securites Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On October 8, 2009, the Company issued a press release relating to the matters discussed in Item 2.02 above, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired: None
(b) Pro Forma Financial Information: None
(c) Exhibits:
This exhibit is furnished pursuant to Items 2.02 and 7.01 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

October 8, 2009	By:	/s/ Anthony F. Crudele

Name: Anthony F. Crudele
Title: Executive Vice President - Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 8, 2009